UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITES EXCHANGE ACT of 1934

October 31, 2007
(Date of Report – date of earliest event reported)

First Albany Companies Inc.
(Exact name of registrant as specified in its charter)

New York 0-14140 22-2655804
(State of Other Jurisdiction of Incorporation) (Commission File Number) (IRS Employer Identification No.)

One Penn Plaza, New York, New York 10119
(Address of Principal Executive Offices) (Zip Code)

(212) 273-7100
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

    On October 31, 2007, First Albany Companies Inc. (the “Company”) issued a press release announcing the Company’s results for the period ended September 30, 2007. A copy of the press release is furnished with this Form 8-K as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit 99.1 – Press Release of First Albany Companies Inc. dated October 31, 2007

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            First Albany Companies Inc.

Dated: 10/31/2007                                                                                                                                 /s/ C. Brian Coad
                                                                                     C. Brian Coad
                                                                                  Chief Financial Officer